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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (date of earliest event reported): August 10, 2000



                                ARIS CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


           WASHINGTON                      0-22649                      91-1497147
-------------------------------    ------------------------    ----------------------------
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer Identification
         Incorporation)                                                     No.)
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              2229 - 112TH AVENUE N.E., BELLEVUE, WASHINGTON 98004
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               (Address of Principal Executive Offices) (Zip Code)


                                 (425) 372-2747
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               Registrant's telephone number, including area code


                                      NONE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

        On August 10, 2000, Aris Corporation ("Aris"), through its wholly-owned subsidiary, Aris UK Limited, entered into a definitive agreement to sell substantially all of the assets of its European education operations.

        Under the terms of the agreement, Aris will receive approximately $11.5 million of which $7.1 million will be paid in cash and the balance in 295,454 shares of Gilat stock. In exchange, the buyer will receive substantially all of the assets of Aris' UK education operations and all of the outstanding stock of Aris Computer Services GmbH, which will be sold to John Bryce Training (Europe)
B.V. as part of the transaction. A copy of the definitive agreement is filed as
Exhibit 99.1 to this current report on Form 8-K.

        The sale is expected to be completed on September 15, 2000, or as soon as practicable thereafter.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        99.1    Asset Purchase Agreement dated August 10, 2000 by and among,
                Aris UK Limited, a Company incorporated in England and Wales,
                Gilat Communications Ltd., an Israeli corporation, John Bryce
                Training Ltd., an Israeli corporation, Winford Management
                Limited, a Company incorporated in England and Wales and John
                Bryce Training (Europe) B.V, a Dutch company.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ARIS CORPORATION

                                       By:   /s/ D. Gamache
                                          ------------------------------------
                                          Diane Gamache, CPA
                                          Chief Financial Officer


Dated: August 30, 2000


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                                  EXHIBIT INDEX

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
  Exhibit Number        Description
  --------------        -----------
        99.1            Asset Purchase Agreement dated August 10, 2000 by and among, Aris UK
                        Limited, a Company incorporated in England and Wales, Gilat
                        Communications Ltd., an Israeli corporation, John Bryce Training
                        Ltd., an Israeli corporation, Winford Management Limited, a Company incorporated in England and Wales and John Bryce Training (Europe)
                        B.V, a Dutch company.